UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): April 7, 2020

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

Salem Media Group, Inc. (the “Company”), certain subsidiaries of the Company and those additional entities that become parties to the Credit Agreement (as defined below) (together with the Company, each, a “Borrower” and individually and collectively, jointly and severally, “Borrowers”) entered into Amendment Number Three, dated as of April 7, 2020 (the “Third Amendment”), of the Credit Agreement, as amended (the “Credit Agreement”), with Wells Fargo Bank, N.A., as administrative agent for each member of the Lender Group and the Bank Product Providers (as these terms are defined in the Credit Agreement) and other lenders thereto. The Third Amendment amends the Credit Agreement dated as of May 19, 2017, as amended by Amendment Number One dated as of July 28, 2017, and as further amended by Amendment Number Two dated as of November 16, 2018.

The Credit Agreement provides that lenders may make, on a several and not joint basis, revolving loans to the Borrowers in an amount at any one time not to exceed $30,000,000.

The Third Amendment extends the maturity date from May 19, 2022 to March 1, 2024 and increases the borrowing base from 85% to 90% of eligible accounts less certain amounts, as set forth in the Credit Agreement.

The Third Amendment also provides that upon the occurrence of certain events providing for a transition away from LIBOR or at the election of the administrative agent or other certain lenders to adopt a new benchmark interest rate to replace LIBOR, then the administrative agent and the Company may amend the Credit Agreement with a benchmark replacement rate, as further set forth in the Credit Agreement.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Third Amendment, the form of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The description of the Third Amendment set forth under Item 1.01 is incorporated into this Item 2.03 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: April 10, 2020	By:	/s/ CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary